Exhibit 10.23

A division of Westpac Banking Corporation ABM 33 007 457 141
Level 2, Westpac Place 275 Kent Street Sydney, NSW 2000 T; +61 2 8254 8225 F: +61 2 8254 6941 E: imakovec@westpac.com.au vvww.westpac.com.au

13 March 2014

Hugh Evans
Moneytech Limited
Level 9, 97 Pacific Highway
North Sydney NSW 2060

Dear Hugh

Moneytech DealerCard Program
Extension of Scheduled Commitment Termination Date to 31 December 2014

We refer to the Receivables Purchase Agreement dated 5 October 2005 between Moneytech Limited, Moneytech Finance Pty Ltd, Moneytech Services Pty Ltd and Westpac Banking Corporation as amended from time to time (the "RPA"). Unless defined herein, defined terms used in this letter have the same meaning as given to them in the RPA. The parties agree that this letter is a Transaction Document for the purposes of the RPA.

On and from the date of this letter, the parties to the RPA agree to:

(A)	amend the definition of Scheduled Commitment Termination Date contained in clause 1.1, by deleting the date "28 February 2014" and inserting "31 December 2014";

(B)	amend the definition of Purchase Limit contained in clause 1.1, by deleting the amount "$30,000,000" and inserting 140,000,000";

(C)	amend the definition of Cash Reserve Requirement contained in clause 1.1, by deleting (a) in its entirety and inserting:

	"(a)	three times the maximum Concentration Limit applicable at that time; and";

(D)	amend the definition of Eligible Receivable contained in clause 1.1, by inserting a new point (u) to read as follows:

	"(u)	which is not classified or could be considered as work in progress under therelevant Credit and Collection Policy."

(E)	amend clause 8.1(gg)(iii) by deleting the percentage "2%" and inserting "5%";

(F)	delete the Schedule of Moneytech Australian Approved Originators in Annexure J and replacing it with the new Schedule of Moneytech Australian Approved Originators as set out in Schedule 1 of this Letter; and

(G)	delete the Schedule of Concentration Obligors in Annexure K and replacing it with the new Schedule of Concentration Obligors as set out in Schedule 2 of this Letter.

All other terms of the RPA remain unchanged.

Each attorney executing this deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

This letter may be executed in any number of counterparts, each signed by one or more parties to the letter. All of such counterparts taken together shall be deemed to constitute one document.

This letter is governed by and construed in accordance with the laws in force in New South Wales and each party submits to the non-exclusive jurisdiction of the courts of New South Wales.

Executed for and on behalf of

Signed for Moneytech Limited in the presence of:

/s/ Scnja Sandral	/s/ Christopher Taylor
Witness Signature	Director Signature

Scnja Sandral	Christopher Taylor
Print Name	Print Name

/s/ Brian Pullar	/s/ Hugh Evans
Witness Signature	Director/Secretary Signature

Brian Pullar	Hugh Evans
Print Name	Print Name

Signed for Moneytech Finance Pty Limited in the presence of:

/s/ Scnja Sandral	/s/ Christopher Taylor
Witness Signature	Director Signature

Scnja Sandral	Christopher Taylor
Print Name	Print Name

/s/ Brian Pullar	/s/ Hugh Evans
Witness Signature	Director/Secretary Signature

Brian Pullar	Hugh Evans
Print Name	Print Name

Signed for Moneytech Services Pty Limited in the presence of:

/s/ Scnja Sandral	/s/ Christopher Taylor
Witness Signature	Director Signature

Scnja Sandral	Christopher Taylor
Print Name	Print Name

/s/ Brian Pullar	/s/ Hugh Evans
Witness Signature	Director/Secretary Signature

Brian Pullar	Hugh Evans
Print Name	Print Name

Westpac Banking Corporation by its attorney under power of attorney in the presence of:

Witness Signature	Tier 1 Attorney Signature

Print Name	Print Name

Tier 1 Attorney Signature

Print Name

Signed for Moneytech Services Pty Limited in the presence of:

Witness Signature	Director Signature

Print Name	Print Name

Witness Signature	Director/Secretary Signature

Print Name	Print Name

Westpac Banking Corporation by Its attorney under power of attorney In the presence of:

/s/ Craig Leeming	/s/ Ian Makovec
Witness Signature	Tier 1 Attorney Signature

Craig Leeming	IAN MAKOVEC
Print Name	TIER ONE ATTORNEY

/s/ Richard Lovell
Tier 1 Attorney Signature

Richard Lovell
Tier One Attorney

Schedule 1

Annexure J

Schedule of other Moneytech Australian Approved Originators

Australian Approved Originator	Concentration Limit	Date of Charge in favour of Westpac	DSO Maximum (days)
OBCrest AR Pty Ltd ABN 34 149 196 707	The lesser of the Cash Reserve and A$4,000,000	2012	59
Progility Invoicing Pty Ltd ABN 11 162 924 414	The lesser of the Cash Reserve and $4,800,000.	2013	59
Shelde Pty Limited ACN:147 342 621	A$2,000,000	2014	59

Schedule 2

Annexure K

Schedule of Concentration Obligors

Concentration Obligor	Concentration Limit	Date Approved by Eligible Insurer	Collection Date of Amount Due
Alphawest Services Pty Ltd ABN 49 009 196 347	A$1,500,000	7 September 2011	30 days from End of Month of Invoice
ASG Group Limited ABN 57 070 045 117	A$1,000,000	7 September 2011	30 days from End of Month of Invoice
AAPT Limited ABN 22 052 082 416	A$750,000	18 January 2013	30 days from End of Month of Invoice
Alcatel-Lucent Australia Limited ABN 97 000 005 363	A$500,000	11 June 2013	30 days from End of Month of Invoice
Australia and New Zealand Banking Group Limited ABN 11 005 357 522	$1,000,000	28 November 2013	60 Days from Date of Invoice
Australian Geographic Retail Pty Ltd ABN:96 126 162 972	A$500,000	09 October 2012	30 days from End of Month of Invoice
BHP Billiton Iron Ore Pty Ltd ABN 46 008 700 981	A$1,000,000	23 September 2013	30 days from End of Month of Invoice
Bridge Point Communications ABN 29 083 424 668	A$1,000,000	18 January 2013	30 days from End of Month of Invoice
BT Australasia Pty Ltd ABN 93 003 050 146	$1,000,000	18 October 2013	30 days from End of Month of Invoice
Commonwealth Bank of Australia ABN 61 814 236 264	$1,000000,	28 November 2013	60 days from Invoice
Cisco Systems Australia Pty Ltd ABN 52 050 332 940	A$400,000	5 July 2011	30 days from Date of Invoice
Citi Pacific Mining Management Pty Ltd ABN 64 119 578 371	A$500,000	26 September 2013	30 days from End of Month of Invoice
Coles Group Limited ABN 11 004 089 936	A$1,000,000	11 March 2014	60 days from End of Month of Invoice
Commonwealth Bank of Australia ABN 48 123 123 124	A$750,000	27 June 2012	30 days from Date of Invoice
Communications Design and Management Pty Ltd ABN 46 003 855 561	A$1,000,000	12 September 2011 30 days from End	of Month of Invoice
Currumbin Surf Factory Outlet Pty LimitedABN 88 054 038 916	A$250,000	26 July 2012	60 days from End of Month of Invoice
David Jones Limited ABN: 75 000 074 573	A$1,000,000	7 December 2011	60 days from End of Month of Invoice
Dell Australia Pty Ltd ABN 46 003 855 561	A$1,000,000	18 February 2011	30 days from End of Month of Invoice
DeaIHQ Online Pty Ltd ACN 139 973 372	A$500,000	29 January 2014	30 days from End of Month of Invoice
Department of Broadband Communications ABN 51 491 646 726	A$500,000	14 January 2013	30 days from End of Month of Invoice
Dimension Data Australia Pty Ltd ABN 65 003 371 239	A$1,500,000	7 September 2011	30 days from Date of Invoice
Distribution Central Pty Limited ABN:70 006 687 056	A$250,000	27 June 2012	30 days from D of Invoice

Concentration Obligor	Concentration Limit	Date Approved by Eligible Insurer	Collection Date of Amount Due
Dungeon Crawl Pty Ltd ACN 139 823 377	$500,000	19 September 2012	30 days from End of Month of Invoice
Fashion Factory Outlets (Trade Secret) Pty Limited ABN 73 000 171 764	A$300,000	27 June 2012	60 days from End of Month of Invoice
Flight Centre Technology Pty Ltd ABN 99 010 297 766	A$600,000	27 June 2012	30 days from Date of Invoice
Fortescue Metals Group Limited ABN 57 002 594 872	A$1,000,000	18 November 2013	60 days from End of Month of Invoice
Frontline Systems Australia Pty Ltd ABN 61 059 040 998	A$500,000	7 September 2011	30 days from End of Month of Invoice
Fujitsu Australia Limited ABN 19 001 011 427	A$1,000,000	18 January 2013	30 days from End of Month of Invoice
GE Healthcare Australia Pty Ltd ABN 32 001 408 402	A$500,000	12 November 2013	30 days from End of Month of Invoice
General Pants Co Pty Limited ABN 81 071 213 682	A$1,000,000	26 July 2012	60 days from End of Month of Invoice
Globalize Pty Ltd ABN 86 075 512 828	A$250,000	26 July 2012	60 days from End of Month of Invoice
Grays (NSW) Pty Limited ABN:35 003 688 284	A$750,000	27 June 2012	30 days from Date of Invoice
Healthscope Limited ABN 85 006 405 152	A$500 000	23 September 2013	30 days from End of Month of Invoice
Hewlett-Packard Australia Pty Ltd ABN 74 004 394 763	A$1,500,000	7 September 2011	30 days from Date of Invoice
IBM Australia Ltd ABN 79 000 024 733	A$1,000,000	7 September 2011	30 days from End of Month of Invoice
Infoplex Pty Ltd ABN 39 094 296 107	A$500,000	24 April 2012	30 days from End of Month of Invoice
Kmart Australia Limited ABN 73 004 700 485	A$750,000	7 June 2013	30 days from End of Month of Invoice
Laing O'Rourke Australia Construction Pty Ltd ABN 39 112 099 000	A$500,000	23 September 2013	30 days from End of Month of Invoice
Leighton Holdings Limited ABN 57 004 482 982	A$1,000,000	6 November 2013	30 days from End of Month of Invoice
Lexmark International Australia Pty Ltd ABN 86 050 148 466	A$1,500,000	5 July 2011	30 days from Date of Invoice
Lenovo (Australia & New Zealand) Pty Ltd ABN 70 112 394 411	A$1,000,000	23 September 2012	30 days from End of Month of Invoice
Macquarie Group Limited ABN 94 122 169 279 including: Macquarie Equipment Finance Pty Ltd ABN 93 124 335 593 Macquarie Group Services Pty Ltd ABN 53 116 467 031	A$1,750,000.00	5 September 2011	30 days from End of Month of Invoice
Macquarie Telecom Pty Limited ABN 21 082 930 916	A$1,000,000	22 January 2013	30 days from End of Month of Invoice
Metcash Limited ABN 32 112 073 480	A$500,000	23 September 2013	30 days from End of Month of Invoice
Myer Pty Limited ABN 83 004 143 239	A$1,000,000	7 December 2011	60 days from End of Month of Invoice
MTC Group ABN 74 118 612 874	A$500,000	7 September 2011	30 days from Enii of Month of Invoice

Concentration Obligor	Concentration Limit	Date Approved by Eligible Insurer	Collection Date of Amount Due
NEC Australia Pty Ltd ABN 86 001 217 527	A$1,000,000	27 June 2012	30 days from Date of Invoice
Netsolutions Australia Pty Limited ABN 83 094 265 951	A$500,000	27 June 2012	30 days from Date of Invoice
Next Athleisure Pty Limited ABN 47 083 404 424	A$500,000	8 December 2011	60 days from End of Month of Invoice
Newcrest Mining Limited ABN 20 005 683 625	A$500,000	11 September 2013	30 days from End of Month of Invoice
02 Networks Pty Ltd ABN 55 100 551 317	A$300,000	12 September 2011	30 days from End of Month of Invoice
Panasonic Australia Pty Ltd ABN 83 001 592 187	A$500,000	27 June 2012	30 days from Date of Invoice
Roads and Maritime Services ABN 76 236 371 088	A$1000,000	12 August 2013	30 days from End of Month of Invoice
Planit Test Management Solutions Pty Limited ABN 61 079 209 135	A$500,000	21 January 2013	30 days from End of Month of Invoice
Rheem Australia Pty Ltd ABN 21 098 823 511	A$1,000,000	30 January 2011	21 days from Date of Invoice
Reserve Bank of Australia ABN 50 008 559 486	A$1,000,000	11 March 2014	60 days from Date of Invoice
Rio Tinto Limited ABN 96 004 458 404	A$500,000	4 November 2013	30 days from End of Month of invoice
Rogues Jeanery Pty Limited ABN 61 006 349 613	A$300,000	27 June 2012	60 days from End of Month of Invoice
Sanyo (Oceania) Pty Ltd ABN:38 004 981 873	A$500,000	27 June 2012	30 days from Date of Invoice
SGS Australia Pty Ltd ABN 44 000 964 278	A$500,000	11 November 2013	30 days from End of Month of Invoice
Sunshades Eyeware Pty Limited ABN 70102 239 430	A$750,000	16 July 2012	30 days from Date of Invoice
Teac Australia Pty Ltd ABN 11 113 998 048	A$500,000	22 June 2011	30 days from End of Month of Invoice
Telstra Corporation Limited ABN 33 051 775 556	A$1,500,000	14 March 2011	30 days from End of Month of Invoice
Universal Store Pty Limited ABN 89 085 003 158	A$250,000	26 July 2012	60 days from End of Month of Invoice
University of Western Sydney ABN 53 014 069 881	A$1,000,000	4 January 2011	30 days from End of Month of Invoice
UXC Limited ABN 65 067 682 928	A$1,000,000	12 September 2011	30 days from End of Month of Invoice
Verizon Australia Pty Limited ABN 62 081 001 194	$750,000	18 January 2013	30 days from End of Month of Invoice
Virgin Australia Airlines Pty Ltd ABN 36 090 670 965	A$500,000	23 September 2013	30 days from End of Month of Invoice
Vodafone Hutchison Australia Pty Limited ABN 76 096 304 620	A$1,000,000	18 January 2013	30 days from End of Month of Invoice
Westpac Banking Corporation ABN 33 007 457 141	A$1,000000		60 days from Date of Invoice
Woolworths Limited ABN 88 000 014 675	A$1,000,000	8 November 2011	60 days from End of Month of Invoice